SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  March 18, 1997
The Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Equity Asset Backed Certificates, Series 1997-A.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                           The Money Home Equity Corp.
                         The Money Store/Minnesota Inc.
             (Exact name of registrant as specified in its charter)


                       *                      33-98734            *
         (State or other jurisdiction of     (Commission    (IRS Employer
          incorporation)                      File Number)    ID Number)


           2840 Morris Avenue, Union, New Jersey                 07083
         (Address of principal executive offices)              (Zip Code)

         Registrant's Telephone Number,
          including area code:                             (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

         *        See Schedule A attached hereto.

Item 5.  Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated, Salomon Brothers Inc. and Merrill Lynch & Co.as Representative of the Underwriters (the "Underwriters") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Home Equity Asset Backed Certificates, Series 1997-A. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (c)  Exhibits

        Exhibit No.
        99.1     Computational Materials of Prudential Securities Incorporated.
        99.2     Computational Materials of Salomon Brothers Inc.
        99.3     Computational Materials of Merrill Lynch & Co.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    The Money Store/Minnesota Inc.
                                    The Money Store/D.C. Inc.
                                    The Money Store/Kentucky Inc.
                                    The Money Store Home Equity Corp.
                                    TMS Mortgage Inc.


                                    By:/s/Morton Dear
                                       Name:  Morton Dear
                                       Title: Executive Vice President




Dated:  March 20, 1997

                                   Schedule A

                                            State of                IRS Employer
Registrant                                  Incorporation            ID Number

TMS Mortgage Inc.                   New Jersey                      22-3217781
The Money Store/D.C. Inc.           D.C.                            22-2133027
The Money Store/Kentucky Inc.       Kentucky                        22-2459832
The Money Store/Home Equity Corp.   Kentucky                        22-2522232
The Money Store/Minnesota Inc.      Minnesota                       22-3003495

                                  EXHIBIT INDEX


Exhibit  Description of Exhibit

99.1         Computational Materials of Prudential Securities Incorporated
99.2         Computational Materials of Salomon Brothers Inc.
99.3         Computational Materials of Merrill Lynch & Co.